EXHIBIT 32.1 CERTIFICATIONS


                            CERTIFICATION PURSUANT TO
                             18 U.S.C.SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




I, Mark S. Gorder, Chief Executive Officer of Selas Corporation of America (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     1) the quarterly report on Form 10-Q of the Company for the six months ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 14, 2003                  By: /s/ Mark S. Gorder
                                           -------------------------------------
                                           Mark S. Gorder
                                           President and Chief Executive Officer

The foregoing certification is being furnished solely pursuant to Secion 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code and is not being filed as part of the Report or as a separate disclosure document.







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